Exhibit 23
                                                                      ----------

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------

As independent certified public accountants, we hereby consent to the incorporation of our report dated March 12, 2004 included in this Form 10-KSB into SLS International, Inc.'s previously filed Registration Statement on Form SB-2 (File No. 333-43770).


/s/  WEAVER & MARTIN, LLC


Kansas City, Missouri,
    March 30, 2004